UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  March 17, 2023

CNL STRATEGIC CAPITAL, LLC

(Exact name of registrant as specified in its charter)

delaware	000-56162	32-0503849
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

CNL Center at City Commons

450 South Orange Avenue

Orlando, Florida 32801

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01 Other Events.

Determination of Net Asset Value for Outstanding Shares for the month ended February 28, 2023

On March 17, 2023, the board of directors (the “Board”) determined the Company’s net asset value per share for each share class in a manner consistent with the Company’s valuation policy, as described under “Determination of Net Asset Value” in this Prospectus. Additionally, pursuant to our share repurchase program, we conduct quarterly share repurchases to allow our shareholders to sell all or a portion of their shares back to us at a price equal to the net asset value per share as of the last date of the month immediately prior to the repurchase date. The repurchase date for our next quarterly repurchase will be March 31, 2023. This table provides the Company’s aggregate net asset value and net asset value per share for its Class FA, Class A, Class T, Class D, Class I, and Class S shares as of February 28, 2023 (in thousands, except per share data):

Month Ended February 28, 2023	Class FA	Class A	Class T	Class D	Class I	Class S	Total
Net Asset Value	$149,647	$76,504	$83,521	$67,278	$311,538	$63,139	$751,627
Number of Outstanding Shares	4,244	2,338	2,555	2,079	9,395	1,765	22,376
Net Asset Value, Per Share	$35.26	$32.72	$32.69	$32.36	$33.16	$35.77
Net Asset Value, Per Share Prior Month	$35.28	$32.79	$32.78	$32.43	$33.22	$35.78
Increase (or decrease) in Net Asset Value, Per Share from Prior Month	($0.02)	($0.07)	($0.09)	($0.07)	($0.06)	($0.01)

The change in the Company’s net asset value per share for each applicable share class for the month ended February 28, 2023 was primarily driven by the decreases in the fair value of three out of eleven of the Company’s portfolio company investments. However, the fair value of eight of the Company’s portfolio company investments increased during the same period.

Public Offering Price Adjustment

On March 17, 2023, the Board approved the new per share public offering price for each share class in the Company’s offering. The new public offering prices will be effective as of March 24, 2023 and will be used for the Company’s next monthly closing for subscriptions on March 31, 2023. The purchase price for Class A, Class T, Class D, and Class I shares purchased under our distribution reinvestment plan will be equal to the net asset value per share for each share class as of February 28, 2023. The following table provides the new public offering prices and applicable upfront selling commissions and dealer manager fees for each share class available in this offering:

	Class A	Class T	Class D	Class I
Public Offering Price, Per Share	$35.76	$34.32	$32.36	$33.16
Selling Commissions, Per Share	$2.15	$1.03
Dealer Manager Fees, Per Share	$0.89	$0.60

We have also posted this information on our website at www.cnlstrategiccapital.com. A subscriber may also obtain this information by calling us by telephone at (866) 650-0650.

Declaration of Distributions

On March 17, 2023, the Board declared cash distributions on the outstanding shares of all classes of our common shares based on a monthly record date, as set forth below:

Distribution Record Date	Distribution Payment Date	Declared Distribution Per Share for Each Share Class
		Class FA	Class A	Class T	Class D	Class I	Class S
April 26, 2023	April 27, 2023	$0.104167	$0.104167	$0.083333	$0.093750	$0.104167	$0.104167

Return Information

The following table illustrates year-to-date (“YTD”), trailing 12 months (“1-Year Return”), 3-Year Return, 5-year Return, Average Annual Return (“AAR”) Since Inception, and cumulative total returns through February 28, 2023 (“Cumulative Total Return”), with and without upfront sales load, as applicable:

	YTD Return(1)	1-Year Return(2)	3-Year Return(3)	5-Year Return(4)	AAR Since Inception(5)	Cumulative Total Return(5)	Cumulative Return Period
Class FA (no sales load)	1.6%	10.6%	43.2%	73.0%	14.4%	73.0%	February 7, 2018 – February 28, 2023
Class FA (with sales load)	-5.0%	3.4%	33.9%	61.7%	12.2%	61.7%	February 7, 2018 – February 28, 2023
Class A (no sales load)	1.5%	9.5%	38.7%	N/A	12.7%	62.3%	April 10, 2018 – February 28, 2023
Class A (with sales load)	-7.1%	0.2%	26.9%	N/A	9.9%	48.5%	April 10, 2018 – February 28, 2023
Class I	1.5%	9.5%	39.1%	N/A	13.1%	64.0%	April 10, 2018 – February 28, 2023
Class T (no sales load)	1.2%	9.2%	34.8%	N/A	11.2%	53.6%	May 25, 2018 – February 28, 2023
Class T (with sales load)	-3.6%	4.0%	28.4%	N/A	9.7%	46.3%	May 25, 2018 – February 28, 2023
Class D	1.4%	9.5%	37.5%	N/A	11.6%	54.4%	June 26, 2018 – February 28, 2023
Class S (no sales load)	1.7%	11.6%	N/A	N/A	15.6%	45.6%	March 31, 2020 – February 28, 2023
Class S (with sales load)	-1.9%	7.7%	N/A	N/A	13.9%	40.5%	March 31, 2020 – February 28, 2023

(1) For the period from January 1, 2023 through February 28, 2023.

(2) For the period from March 1, 2022 through February 28, 2023.

(3) For the period from March 1, 2020 through February 28, 2023.

(4) For the period from March 1, 2018 through February 28, 2023.

(5) For the period from the date the first share was issued for each respective share class through February 28, 2023. The AAR Since Inception is calculated by taking the Cumulative Total Return and dividing it by the return period.

Total return is calculated for each share class as the change in the net asset value for such share class during the period and assuming all distributions are reinvested. Amounts are not annualized. The Company’s performance changes over time and currently may be different than that shown above. Past performance is no guarantee of future results. For details regarding applicable sales load, please see the “Plan of Distribution” section in the Company’s Prospectus. Class I and Class D shares have no upfront sales load.

For the two month period ended February 28, 2023, sources of declared distributions on a GAAP basis were as follows:

	Two Months Ended February 28, 2023
	Amount (in 000s)	% of Total Distributions Declared
Net investment income[1]	$3,169	72.9%
Distributions in excess of net investment income[2]	1,176	27.1%
Total distributions declared	$4,345	100.0%

Cash distributions net of distributions reinvested during the period presented were funded from the following sources:

	Two Months Ended February 28, 2023
	Amount (in 000s)	% of Cash Distributions Net of Distributions Reinvested
Net investment income before expense support (reimbursement)	$352	13.3%
Expense support (reimbursement)	2,817	106.3%
Net investment income	3,169	119.6%
Cash distributions net of distributions reinvested in excess of net investment income[2]	—	—%
Cash distributions net of distributions reinvested[3]	$2,649	100.0%

[1]	Net investment income includes expense support (reimbursement) due from the Manager and Sub-Manager of $2,817 for the two months ended February 28, 2023.
[2]	Consists of distributions made from offering proceeds for the period presented.
[3]	For the two months ended February 28, 2023, excludes $1,696 of distributions reinvested pursuant to our distribution reinvestment plan.

For the years ended December 31, 2022, 2021, 2020, 2019, and 2018 distributions were paid from multiple sources and these sources included net investment income before expense support of 76.3%, 65.2%, 42.3%, 61.7%, and 85.2%, reimbursable expense support of 0.0%, 0.0%, 33.2%, 23.5% and 11.1%, and offering proceeds of 23.7%, 34.8%, 24.5%, 14.8% and 3.7%, respectively. The Company will be required to repay expense support to the Manager and Sub-Manager in future periods which may reduce future income available for distributions, however, as of the date of this Current Report, management believes that reimbursement of all expense support is not probable under the terms of the Expense Support and Conditional Reimbursement Agreement. For additional information regarding sources of distributions, please see the annual and quarterly reports the Company files with the Securities and Exchange Commission.

We have also posted this information on our website at www.cnlstrategiccapital.com. A subscriber may also obtain this information by calling us by telephone at (866) 650-0650. The calculation of the Company’s net asset value is a calculation of fair value of the Company’s assets less the Company’s outstanding liabilities.

Cautionary Note Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K, including intentions, beliefs, expectations or projections relating to the items described herein, are forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on the beliefs and assumptions of the Company’s management and on the information currently available to management at the time of such statements. Forward-looking statements generally can be identified by the words “believes,” “expects,” “intends,” “plans,” “will,” “estimates” or similar expressions that indicate future events. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond the Company’s control. Any forward-looking statement made by us in this Current Report is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. Important risks, uncertainties and factors that could cause actual results to differ materially from those in the forward-looking statements include the risks associated with the Company’s ability to pay distributions and the sources of such distribution payments, the Company’s ability to locate and make suitable investments, the economy and the broader financial markets, which may have a significant negative impact on the Company's (and its businesses) financial condition, results of operations, cash flows and net asset value per share and other risks described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and the other documents filed by the Company with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 17, 2023	CNL Strategic Capital, LLC a Delaware limited liability company

	By:	/s/ Chirag J. Bhavsar
Chirag J. Bhavsar Chief Executive Officer